INCOME TAXES (Details 1) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
INCOME TAXES
Net operating tax loss carryforwards	$ 14,088,596	$ 9,601,492
Depreciation, depletion and amortization	609,386	608,206
(Income) loss from equity interests	4,386,759	2,399,766
Stock-based compensation	651,652	625,664
Bad debt reserve	535,034	535,034
Total deferred tax assets (liabilities)	20,271,427	13,770,162
Less: valuation allowance	(20,271,427)	(13,770,162)
Total	$ 0	$ 0